UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2011

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 3, 2011, CareFusion Corporation (the “Company”) issued a news release in which the Company announced that it entered into a definitive agreement with Medline Industries, Inc., for the sale of the Company’s International Surgical Products (“ISP”) distribution business. A copy of the news release is included as Exhibit 99.1 to this report.

In connection with the sale, the Company will reclassify the ISP business as discontinued operations. As the operations of the ISP business did not meet the criteria for reclassification as discontinued operations for the quarter ended December 31, 2010, this business will be reclassified as discontinued operations beginning in the quarter ending March 31, 2011. In order to allow investors to more easily understand the impact on the Company’s financial statements that will occur beginning with the quarter ending March 31, 2011, the Company has prepared supplemental unaudited pro forma financial data (the “Financial Data”) to reflect the reclassification of this business as if it were discontinued operations. The Company has prepared the Financial Data for the quarters ended September 30, 2010 and December 31, 2010, and for the six-months ended December 31, 2010, as well as for each of the quarters in the fiscal year ended June 30, 2010 and for the fiscal year ended June 30, 2010. The Financial Data is included as Exhibit 99.2 to this report.

The Financial Data also reflects the impact of non-recurring items in the periods presented and includes a reconciliation of GAAP to non-GAAP financial measures. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is included as Exhibit 99.3 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on February 3, 2011 announcing the sale of its International Surgical Products business

99.2	CareFusion unaudited pro forma financial data

99.3	Information related to the use of non-GAAP financial measures (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on February 3, 2011, File No. 1-34273)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation (Registrant)

Date: February 4, 2011	By:	/s/ Joan Stafslien
		Name:	Joan Stafslien
		Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on February 3, 2011 announcing the sale of its International Surgical Products business

99.2	CareFusion unaudited pro forma financial data

99.3	Information related to the use of non-GAAP financial measures (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on February 3, 2011, File No. 1-34273)